UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 7, 2006
(Date of earliest event reported)
PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On November 7, 2006, Pharmacyclics, Inc. (the “Company”) entered into an underwriting agreement with RBC Capital Markets Corporation and Thomas Weisel Partners LLC, as underwriters (the “Underwriters”), related to its public offering of 4,200,000 shares of the Company’s common stock. The Underwriters have agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $4.75 per share, less underwriting discounts and commissions, subject to customary closing conditions. Under the terms of the underwriting agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 630,000 shares of common stock to cover over-allotments, if any. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-112632) previously filed with the Securities and Exchange Commission (the “SEC”). The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus supplement and accompanying prospectus, copies of which can be obtained from RBC’s prospectus department at One Liberty Plaza 165 Broadway, New York, NY 10006, fax number: 212.428.6260, or Thomas Weisel’s prospectus department at One Montgomery Street, San Francisco, CA 94104, fax number 415.364.2799. The prospectus supplement and accompanying prospectus has been filed with the SEC.
ITEM 8.01. OTHER EVENTS
     On November 7, 2006, the Company issued a press release announcing the pricing of an offering of 4,200,000 shares of the Company’s common stock, par value $0.0001 per share, at a public offering price of $4.75 per share. The underwriters for the offering have an option to purchase up to an additional 630,000 shares to cover over-allotments, if any. The closing of the transaction is scheduled for November 13, 2006, subject to the satisfaction of customary closing conditions. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.

1.1	Underwriting Agreement, dated November 7, 2006.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1).

99.1	Press Release of Pharmacyclics, Inc., dated November 7, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 7, 2006

PHARMACYCLICS, INC.

By: Name:	/s/ Leiv Lea Leiv Lea
Title:	Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated November 7, 2006.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1).

99.1	Press Release of Pharmacyclics, Inc., dated November 7, 2006.